SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule]
          14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                    FTI FUNDS

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                   (Name of Registrant as Specified In Its Charter)

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       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
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      2)    Form, Schedule or Registration Statement No.:
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      3)    Filing Party:
            ------------------------------------------------------------

      4)    Date Filed:
            ------------------------------------------------------------


5

                                    FTI FUNDS

                             FTI MUNICIPAL BOND FUND

                                  FTI BOND FUND

                      FTI LARGE CAPITALIZATION GROWTH FUND

                  FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

                      FTI SMALL CAPITALIZATION EQUITY FUND

                          FTI INTERNATIONAL EQUITY FUND

PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE... VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.



FTI Funds (the "Trust") will hold a special meeting of shareholders FTI Municipal Bond Fund, FTI Bond Fund, FTI Large Capitalization Growth Fund, FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund and FTI International Equity Fund (collectively, the "Funds") on November 21, 2000. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ARE THE ISSUES?

The proposals include the election of Trustees and changes to the Funds' fundamental investment policies.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES? The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

WHY ARE THE FUNDS' "FUNDAMENTAL POLICIES" BEING CHANGED OR ELIMINATED? Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Funds' operations.

By reducing the number of "fundamental policies," the Funds may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Funds' assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o    that are required to be "fundamental" by the 1940 Act; and

o    eliminate   fundamental  policies  that  are  no  longer  required  by  the securities laws of individual states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Trust and its shareholders. The Board believes that the proposed changes will be applied responsibly by the Funds' investment adviser.

HOW DO I VOTE MY SHARES?

You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. IF YOU SIGN AND RETURN THE PROXY CARD WITHOUT INDICATING A PREFERENCE, YOUR VOTE WILL BE CAST "FOR" ALL THE PROPOSALS.

You may also vote by telephone at 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT? Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

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   After careful consideration, the Board of Trustees has unanimously approved
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   these proposals. The Board recommends that you read the enclosed materials
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                      carefully and vote FOR all proposals.
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                                   PRELIMINARY

                                    FTI FUNDS

                             FTI MUNICIPAL BOND FUND

                                  FTI BOND FUND

                      FTI LARGE CAPITALIZATION GROWTH FUND

                    FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

                      FTI SMALL CAPITALIZATION EQUITY FUND

                          FTI INTERNATIONAL EQUITY FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 21, 2000

     A special meeting of the shareholders of FTI Funds (the "Trust"), which presently consists of six portfolios or series, FTI Municipal Bond Fund, FTI Bond Fund, FTI Large Capitalization Growth Fund, FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund and FTI International Equity Fund (individually a "Fund," and collectively the "Funds"), will be held at the offices of Fiduciary International, Inc., the Funds' investment adviser, located at Two World Trade Center, 94th floor, New York, New York, at 10:00 a.m. (Eastern time), on November 21, 2000 to consider the following proposals:

(1)  To elect five Trustees.

(2)  To amend the Funds' fundamental investment policies:

     (a)Toamend   the   Funds'    fundamental    investment   policy   regarding
          diversification;

     (b) To amend the Funds' fundamental investment policy regarding issuing senior securities and borrowing money;

     (c)  To  amend  the  Funds'   fundamental   investment   policy   regarding
          investments in real estate;

     (d)  To  amend  the  Funds'   fundamental   investment   policy   regarding
          investments in commodities;

     (e)  To  amend  the  Funds'   fundamental   investment   policy   regarding
          underwriting securities;

     (f) To amend the Funds' fundamental investment policy regarding lending by the Funds;

     (g)  To  amend  the  Funds'   fundamental   investment   policy   regarding
          concentration of the Funds' investments in the securities of companies in the same industry;

     (h)  To  remove  the  Funds'  fundamental   investment  policy  on  selling
          securities short and to amend, and to make non-fundamental, the Funds' fundamental investment policy regarding buying securities on margin;

     (i)Toamend, and to make non-fundamental, the Funds' fundamental investment policy regarding pledging assets.

(3)Toapprove an Amendment to the Funds' Declaration of Trust.

(4) To ratify the selection of Ernst & Young LLP as independent accountants for each of the Funds for the fiscal year ending in 2001.

     To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed October 11, 2000, as the record date for determination of shareholders entitled to vote at the meeting.

                                          By Order of the Board of Trustees,

                                          Gail Cagney
                                          Secretary

October 11, 2000





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YOU CAN HELP THE TRUST  AVOID THE  NECESSITY  AND  EXPENSE OF SENDING  FOLLOW-UP
LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

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                                   PRELIMINARY

                                 PROXY STATEMENT

                                    FTI FUNDS

                             FTI MUNICIPAL BOND FUND

                                  FTI BOND FUND

                      FTI LARGE CAPITALIZATION GROWTH FUND

                    FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

                      FTI SMALL CAPITALIZATION EQUITY FUND

                          FTI INTERNATIONAL EQUITY FUND

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7010

ABOUT THE PROXY SOLICITATION AND THE MEETING

     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees") of FTI Funds (the "Trust"), which presently consists of six portfolios or series, FTI Municipal Bond Fund (the "Municipal Bond Fund'), FTI Bond Fund (the "Bond Fund"), FTI Large Capitalization Growth Fund (the "Large Capitalization Growth Fund"), FTI Large Capitalization Growth and Income Fund (the "Large Capitalization Growth and Income Fund"), FTI Small Capitalization Equity Fund (the "Small Capitalization Equity Fund") and FTI International Equity Fund (the "International Equity Fund") (individually a "Fund," and collectively the "Funds"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on November 21, 2000, at the offices of Fiduciary International, Inc., the Funds' investment adviser, located at Two World Trade Center, 94th Floor, New York, New York, at 10:00 a.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. [IF IT IS DETERMINED THAT A FIRM WILL BE USED, FURTHER DISCLOSURE IS REQUIRED]. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic or Internet solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     The Board has reviewed and approved the proposed changes to the investment policies of the Funds and recommends that the shareholders approve them. The Board has also reviewed and approved the proposed Amendment to the Funds' Declaration of Trust and recommends that shareholders approve it. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about October 11, 2000, to shareholders of record at the close of business on October 11, 2000 (the "Record Date").

      On the Record Date, the Funds had outstanding the following number of shares of beneficial interest:

MUNICIPAL BOND FUND:                            __________SHARES
BOND FUND:                                      __________SHARES
LARGE CAPITALIZATION GROWTH FUND:               __________SHARES
LARGE CAPITALIZATION GROWTH AND INCOME FUND:    __________SHARES
SMALL CAPITALIZATION EQUITY FUND:               __________SHARES
INTERNATIONAL EQUITY FUND:                      __________SHARES

     The Funds' annual report, which includes audited financial statements for the fiscal year ended November 30, 1999, was previously mailed to shareholders. The Funds' semi-annual report, which contains unaudited financial statements for the period ended May 31, 2000, was also previously mailed to shareholders. THE TRUST WILL PROMPTLY PROVIDE, WITHOUT CHARGE AND UPON REQUEST, TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED, A COPY OF THE FUNDS' ANNUAL REPORT AND/OR SEMI-ANNUAL REPORT. REQUESTS FOR AN ANNUAL REPORT OR A SEMI-ANNUAL REPORT FOR THE FUNDS MAY BE MADE BY WRITING TO THE TRUST'S PRINCIPAL EXECUTIVE OFFICES OR BY CALLING THE TRUST. THE TRUST'S PRINCIPAL ADMINISTRATIVE OFFICES ARE LOCATED AT FTI FUNDS, 5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7010. THE TRUST'S TOLL-FREE TELEPHONE NUMBER IS 1-888-FIDUCIARY (888-343-8242).

                     PROPOSAL #1: ELECTION OF FIVE TRUSTEES

     The Board of Trustees has nominated the individuals listed below to serve as Trustees of the Trust until their successors have been elected and qualified. The Board presently consists of four Trustees (three of whom are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940 (the "1940 Act")). All of the individuals presently serving as Trustees are standing for election. If authority is granted on the accompanying proxy to vote in the election of Trustees, the persons named as proxies intend to vote in favor of the election of Peter A. Aron, Joseph A. Cajigal, James C. Goodfellow, Burton J. Greenwald and Kevin J. O'Donnell (collectively, the "Nominees") as Trustees of the Trust. Messrs. Aron, Goodfellow, Greenwald and O'Donnell are presently serving as Trustees. If elected by shareholders, Mr. Cajigal is expected to assume his responsibilities as a Trustee effective November 21, 2000. Please see "ABOUT THE ELECTION OF TRUSTEES" below for current information about the Nominees.

     Mr. O'Donnell was appointed Trustee on July 15, 1999, to fill a vacancy created by the resignation of Nancy L. Close. Messrs. Aron, Goodfellow and Greenwald have served as Trustees since the Trust's inception and were elected by the Trust's initial shareholder on December 22, 1995. Mr. Cajigal is being proposed for election as a Trustee to fill a vacancy created by the resignation of Edward C. Gonzales.

     All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal.

     If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee shall be selected by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST

ABOUT THE ELECTION OF TRUSTEES

     The Declaration of Trust provides that Trustees will continue in office during the lifetime of the Trust and until its termination, except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees may not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

     Set forth below is a listing of: (i) the Nominees standing for election who presently serve as Trustees, and (ii) the Nominee standing for election who is not presently serving as a Trustee, along with their addresses, birth dates, present positions with the Trust and principal occupations during the past five years:

NOMINEES STANDING FOR ELECTION WHO PRESENTLY SERVE AS TRUSTEES

PETER A. ARON

126 East 56th Street
New York, NY  10022

Birth date: May 26, 1946

Trustee

     Vice President, Lafayette Enterprises, Inc. (privately owned Investment Advisory Company); President, J. Aron Charitable Foundation, Inc.; Asset Manager and Trustee of certain private trusts.

JAMES C. GOODFELLOW*

Two World Trade Center
94th Floor
New York, NY  10048-0772

Birth date:  April 6, 1945

Trustee

     Executive Vice President, Fiduciary Trust Company International, Managing Director, J.P. Morgan and Co.

BURTON J. GREENWALD

2009 Spruce Street
Philadelphia, PA  19103

Birth date:  December 6, 1929

Chairman and Trustee

     Managing Director, B.J. Greenwald Associates, Management Consultants to the Financial Services Industry; Director, Fiduciary Emerging Markets Bond Fund PLC; Director, Fiduciary International Ireland Limited.


KEVIN J. O'DONNELL

25 Independence Boulevard
Warren, NJ  07059-6747

Birth date:  September 1, 1948


Trustee

     Partner, Herold & Haines, PA (a law firm); previously, Partner, Pitney Hardin Kipp & Szuch (a law firm)

NOMINEE NOT PRESENTLY SERVING AS A TRUSTEE

JOSEPH A. CAJIGAL*

Two World Trade Center
95th Floor
New York, NY  10048-0772

Birth date: November 15, 1953

     Senior Vice President and Management Committee member, Fiduciary Trust Company, International.

----------------

     * Mr. Goodfellow and Mr. Cajigal are deemed to be "interested persons" of the Trust, as defined in the 1940 Act.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended November 30, 1999, there were four regular meetings and one telephonic meeting of the Board of Trustees. All Trustees were reimbursed for expenses for attendance at Board meetings and Committee meetings. All Trustees attended all meetings held during the last fiscal year.

     The Trust has two Board Committees, the Audit Committee and the Nominating Committee. Generally, the function of the Audit Committee is to assist the Board in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

     The function of the Nominating Committee, which was formed in May 2000, is to recommend candidates to serve as Trustees. The Nominating Committee also reviews Trustee performance and compensation. The Nominating Committee generally will identify candidates for nomination from the Trustees' own sources; therefore, the Nominating Committee will generally not consider nominees for Trustees recommended by shareholders of the Funds. Mr. O'Donnell was nominated by the Nominating Committee comprised of the Trustees who are not "interested persons" of the Trust.

     For the most recently completed fiscal year, Messrs. Aron, Greenwald and O'Donnell served on the Audit Committee and the Nominating Committee. These Trustees are not "interested persons" of the Trust. During the fiscal year ended November 30, 1999, each Committee met once.

TRUSTEE COMPENSATION

     Each Trustee (except Messrs. Greenwald and Goodfellow) receives an annual fee of $8,000, paid quarterly, as a retainer. Since August 2000, Mr. Greenwald, as Chairman of the Board, receives an annual fee of $11,000, paid quarterly, as a retainer. Each Trustee (except Mr. Goodfellow) receives $1,750 as compensation for attendance at each regularly scheduled meeting. In addition, they each receive a fee of $500 for attendance at any special meeting of the Board. Each disinterested Trustee received a "one-time" payment of $5,000 as an orientation fee upon becoming a Trustee. If elected, Mr. Cajigal will not receive an orientation fee since he will be an interested Trustee. Mr. Goodfellow does not receive fees from the Trust, nor will Mr. Cajigal, if elected as a Trustee.

      The following table indicates the compensation received by each Trustee for the fiscal year ended November 30, 1999:

NAME AND POSITION             AGGREGATE
WITH TRUST                  COMPENSATION
                                FROM
                               TRUST1#

-------------------------------------------
Peter A. Aron

Trustee
James C. Goodfellow*

Trustee
Burton J. Greenwald

Trustee
Kevin J. O'Donnell

Trustee

1 Information is furnished for the fiscal year ended November 30, 1999.

# The aggregate compensation is provided for the Trust which comprises six portfolios.

* The Trustee is deemed to be an "interested person" of the Trust, as defined in the 1940 Act.

                     PROPOSAL #2: APPROVE AMENDMENTS TO THE FUNDS'

                         FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION TO PROPOSALS #2(A) TO #2(I)

     The 1940 Act (which was adopted to protect investment company shareholders) requires investment companies such as the Funds to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Funds' investment adviser.

     After the Trust was formed in 1995, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Funds are subject to fundamental policies that are (i) unnecessarily lengthy and detailed; (ii) no longer required to be fundamental; or (iii) no longer required at all. Accordingly, the Trustees have authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve the amendment, reclassification or elimination of certain of the Funds' fundamental policies.

      The proposed amendments would:

     (i) simplify and modernize the fundamental policies that are required to be stated under the 1940 Act;

     (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

     (iii)eliminate a fundamental policy that is no longer required by the securities laws of the various states.

     By reducing the number of policies that can be changed only by shareholder vote, the Trustees believe that the Funds would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities may be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.

                        FUNDAMENTAL POLICIES          NON-FUNDAMENTAL POLICIES

                        ---------------------------   -------------------------

Who must approve        Board of Trustees and         Board of Trustees
changes in the          shareholders
policies?

How quickly can a       Fairly slowly, since a        Fairly quickly, because
change in the policies  vote of shareholders is       the change can be
be made?                required                      accomplished by action of
                                                      the Board of Trustees

      The recommended changes are specified below. Each Proposal will be voted on separately by shareholders of each Fund, and the approval of each Proposal by each Fund will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

DESCRIPTION OF PROPOSED CHANGES

      The fundamental investment policies, in the form proposed, cover those areas for which the 1940 Act requires the Funds to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. THE PROPOSED STANDARDIZED CHANGES WILL NOT AFFECT THE FUNDS' INVESTMENT OBJECTIVES OR THE INVESTMENT MANAGEMENT OF THE FUNDS. ALTHOUGH THE PROPOSED CHANGES IN FUNDAMENTAL POLICIES WILL ALLOW THE FUNDS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL RESULT AT THIS TIME IN A MATERIAL CHANGE IN THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH INVESTMENTS IN THE FUNDS. NOR DOES THE BOARD ANTICIPATE THAT THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT POLICIES WILL, INDIVIDUALLY OR IN THE AGGREGATE, CHANGE MATERIALLY THE MANNER IN WHICH THE FUNDS ARE MANAGED.

      The following is the text and a summary description of the proposed changes to the Funds' fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Trustees at any future date without any further approval of shareholders.

      Presently, if the Funds adhere to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Funds' portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

      DEFINED TERM: Several of the proposed fundamental policies include the defined term "1940 Act Laws, Interpretations and Exemptions." This term means: the Investment Company Act of 1940 as amended, and the rules and regulations promulgated thereunder, as such statute, rules and regulation are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC") and any exemptive order or similar relief granted to the Funds.

              PROPOSAL #2(A): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT

                        POLICY REGARDING DIVERSIFICATION

      Under the 1940 Act, the Funds' policy relating to the diversification of their investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

      The Funds' present policy regarding diversification states:

      "With respect to 75% of the value of its total assets, each Fund will not purchase securities issued by any other issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. No Fund will acquire more than 10% of the outstanding voting securities of any one issuer."

      In order to afford the Funds' investment adviser maximum flexibility in managing the Funds' assets, the Trustees propose to amend the Funds' diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. The proposed change in the diversification policy of the Funds does not constitute a substantive change.

      Upon approval of the Funds' shareholders, the fundamental investment policy governing diversification will be amended as follows:

      "The Fund is a "diversified company" within the meaning of the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions."

        THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL

           PROPOSAL #2(B): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICY
                REGARDING ISSUING SENIOR SECURITIES AND BORROWING MONEY

      The 1940 Act requires the Funds to have a fundamental investment policy defining their ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting a Fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund prior to the rights of shareholders.

      Shareholders of the Funds are being asked to approve a new fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Funds' current policy states:

      "The Funds will not issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed; and except to the extent that a Fund may enter into futures contracts. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, a Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements."

SENIOR SECURITIES-GENERALLY. A "senior security" is an obligation of an investment company with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

      The Commission's staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, the fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates the fund's ability to engage in leverage for these types of transactions.

BORROWING-GENERALLY. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow the fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

       The borrowing restrictions of the Funds permit borrowing only as a temporary measure for extraordinary purposes, and prohibit the purchase of securities while borrowings in excess of 5% of their total assets are outstanding. The proposed investment policy would provide greater flexibility to the Funds, and would permit the Funds to borrow money, directly or indirectly (such as through reverse repurchase agreements), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. If the new policy is approved by shareholders, the Funds do not presently anticipate changing their current practices relating to borrowing money and issuing senior securities. As a matter of operating policy, the Funds have no present intention to engage in leveraging and will adopt a restrictive non-fundamental policy to that effect.

      Upon shareholder approval, the Funds' fundamental investment policy governing borrowing money and issuing senior securities will state:

      "The Funds may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, Laws, Interpretations and Exemptions."

       THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL

     PROPOSAL #2(C): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

      Under the 1940 Act, the Funds' policy concerning investments in real estate must be fundamental. The Funds currently have a fundamental investment policy prohibiting the purchase or sale of real estate. The current policy, however, allows the Funds to invest in securities that are secured by real estate, and states:

      "None of the Funds will purchase or sell real estate, including limited partnership interests, although the Funds may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

       The proposed fundamental investment policy will not permit the Funds to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Funds' investment objectives and policies. If the new policy is approved by shareholders, the Funds do not presently anticipate changing their current practices relating to investing in real estate.

      Upon shareholder approval, the Funds' fundamental investment policy governing investments in real estate will state:

      "The Funds may not purchase or sell real estate, provided that this restriction does not prevent the Funds from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Funds may exercise their rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

        THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL

           PROPOSAL #2(D): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICY

                      REGARDING INVESTMENTS IN COMMODITIES

      Under the 1940 Act, the Funds' policy concerning investments in commodities must be fundamental. The Funds are currently subject to a fundamental restriction prohibiting the purchase or sale of commodities and which provides:

      "None of the Funds will invest in commodities, except to the extent that the Funds may engage in transactions involving futures contracts or options on futures contracts."

      Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the investment company is obligated to pay (or, if the investment company sold the contract, the investment company receives) the amount of the decrease. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

       The proposed policy would provide appropriate flexibility for the Funds to invest in financial futures contracts and related options. As proposed, the policy is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, which is broader than the Funds' current policies. Using financial futures instruments can involve substantial risks, and would be utilized only if the Funds' investment adviser determined that such investments are advisable and such practices were disclosed in the Funds' prospectus or statement of additional information. Gains or losses on investments in financial futures instruments depend on the direction of securities prices, interest rates and other economic factors, and losses from engaging in these types of transactions are potentially limited. At the present time, the Funds do not intend to engage in these activities beyond what is disclosed in the Funds' current prospectus. As a matter of non-fundamental operating policy, for purposes of the proposed policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

      Upon shareholder approval, the Funds' fundamental investment policy governing investments in commodities will state:

      "The Funds may not purchase or sell physical commodities, provided that the Funds may purchase securities of companies that deal in commodities."

        THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL

              PROPOSAL #2(E): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT

                    POLICY REGARDING UNDERWRITING SECURITIES

      Under the 1940 Act, the Funds' policy relating to underwriting is required to be fundamental. Each Fund currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers, and which states:

      "A Fund will not underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

      A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

      Upon shareholder approval, the Funds' fundamental investment policy concerning underwriting will state:

      "The Funds may not underwrite the securities of other issuers, except that the Funds may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

      This does not constitute a substantive change in the Funds' policy.

       THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL

           PROPOSAL #2(F): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICY

                         REGARDING LENDING BY THE FUNDS

      Under the 1940 Act, the Funds' policy concerning lending must be fundamental. The Funds currently are subject to a fundamental investment restriction limiting their ability to make loans, which states:

      "The Funds will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objective, policies, and limitations, or the Trust's Declaration of Trust."

      In order to ensure that each Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Funds' current fundamental restriction specifically permits such investments. In addition, the Funds' fundamental policy explicitly permits the Funds to lend their portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

      Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Funds currently are subject. In addition, securities on loan cannot generally be sold until the term of the loan is over.

      Upon approval of the Funds' shareholders, the Funds' fundamental investment policy governing the lending of assets will state:

      "The Funds may not make loans, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Funds from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests. This restriction will not prevent the Funds from lending to each other consistent with any exemption the Funds might obtain or as permitted by the 1940 Act Laws, Interpretations and Exemptions"

      This does not constitute a substantive change in the Funds' policy.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL

     PROPOSAL #2(G): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUNDS' INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

      Under the 1940 Act, the Funds' policy relating to the concentration of their investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).

      The Funds currently have a fundamental investment policy prohibiting them from concentrating their investments in a single industry which states:

      "No Fund will invest 25% or more of the value of its respective total assets in any one industry (other than securities issued by the U.S. government, its agencies, or instrumentalities or repurchase agreements collateralized by these securities and, in the case of the Municipal Bond Fund, tax-exempt securities issued by governments or their political subdivisions)."

      In order to afford the Funds' investment adviser maximum flexibility in managing the Funds' assets, the Trustees propose to amend the Funds' concentration policy. The proposed change does not constitute a substantive change in the Funds' concentration policy.

      Upon the approval by the Funds' shareholders, the fundamental investment policy governing concentration will provide:

      "The Funds will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of their investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Funds' investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Funds will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

        THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL

     PROPOSAL #2(H): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT POLICY ON SELLING SECURITIES SHORT AND TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUNDS' FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

      The Funds currently each have the following fundamental policy concerning selling securities short and buying securities on margin which states:

      "The Funds will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sale of securities. The deposit or payment by the Funds of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin."

SHORT SALES. The Board believes that the Funds' prohibition against short sales should be eliminated. Restrictions on short sales were imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of this restriction, the Funds expect to continue not to engage in short sales, except to the extent that the Funds contemporaneously own or have the right to acquire, at no additional cost, securities identical to, or convertible into or exchangeable for, those sold short. Upon approval by shareholders of this Proposal 2(h), the existing fundamental restriction prohibiting selling securities short will be eliminated.

BUYING SECURITIES ON MARGIN. The Funds are not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Funds' existing fundamental policy be replaced with a non-fundamental restriction. The proposed non-fundamental policy makes some changes in wording from the existing fundamental restriction, and contemplates that the Funds may engage in the same types of transactions as they are presently authorized to engage in.

Upon the approval of this Proposal 2(h), the Funds would become subject to the following non-fundamental policy with respect to buying securities on margin:

      "The Funds will not purchase securities on margin, provided that the Funds may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Funds may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

The Funds have no present intention in engaging in short selling transactions.

        THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL

     PROPOSAL  #2(I):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUNDS'
FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

      The Funds are not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Funds' flexibility in this area, the Board of the Trust believes that the Funds' policy on pledging assets should be made non-fundamental. The non-fundamental policy would be similar to the fundamental policy proposed to be eliminated, which states:

      "The Funds will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases, the Funds may pledge assets having a value of 15% of assets taken at cost. For purposes of this restriction: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis, and (b) collateral arrangements with respect to (i) the purchase and sale of stock options and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of a Fund's assets. Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge."

       The Board does not expect this change to have a material impact on the Funds' operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval.

      Upon the approval of the elimination of the existing fundamental policy on pledging assets, the Funds would become subject to the following non-fundamental policy:

      "The Funds will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL

     PROPOSAL #3: APPROVAL OF AN AMENDMENT TO THE FUNDS' DECLARATION OF TRUST

      The Trust was established as a business trust under the laws of the Commonwealth of Massachusetts in 1995. The operations of the Trust are governed by a Declaration of Trust dated October 18, 1995 (the "Declaration"). The Declaration currently provides for shareholder voting rights that are based upon the number of shares owned by each shareholder. Under this "share-based" system, each Fund provides shareholders with one vote for each whole share that they own and a fractional vote for each fractional share that they own. This system treats shareholders equitably so long as all shares of the various Funds have approximately the same share price. However, the share prices of the Funds will vary significantly over time due to their different investment programs. Consequently, when issues are voted on at the Trust level (such as the election of Trustees), shareholders who own shares worth lower prices have relatively greater voting power than shareholders whose shares are valued at a higher price.

      If approved by shareholders, the amended Declaration would make shareholders' voting rights "dollar-based." Under this system, each share will entitle the shareholder to one vote for each dollar (or fraction of a dollar) of the Trust's assets owned by the shareholder on the Record Date. The Board of Trustees believes that this change will ensure that shareholders' voting rights are proportionate to their financial interests in the Funds. The Trust currently offers only one class of shares; however, dollar-based voting rights would apply to any additional share classes or funds that the Trust may offer in the future.

      If the proposed amendment is approved by shareholders, the provision of the Declaration that relates to shareholder voting rights will be removed and replaced with the following:

            "SECTION 1. VOTING POWERS. Subject to the provisions set forth in
            Article III, Section 5(d), the Shareholders shall have power to vote, (i) for the election of Trustees as provided in Article IV,
            Section 2, (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Article VII, Section 1; (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; and (v) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any regulation of the Trust or the Securities and Exchange commission or any State, or as the Trustees may consider desirable. Each Share shall entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of Shares owned times net asset value per share) of Shares outstanding in such holder's name on the books of the Trust, irrespective of the Portfolio or Class thereof, and all Shares shall be voted in the aggregate and not by Class; provided, however, that to the extent Portfolio or Class voting is required by the 1940 Act, or otherwise directed by the Trustees, as to any such matter, Shares shall be voted by individual Portfolio or Class. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of votes and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Trust (or each Series or Class) owned by the Shareholder). Any proxy may be in written form, telephonic or electronic form, including facsimile, and all such forms shall be valid when in conformance with procedures established and implemented by the officers of the Trust. Until Shares of a Series or Class are issued, the Trustees may exercise all rights of Shareholders of such Series or Class with respect to matters affecting such Series or Class, and may take any action with respect to the Trust or such Series or Class required or permitted by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders."

       THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL

           PROPOSAL #4: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board has selected Ernst & Young LLP as independent accountants for each Fund for its fiscal year ending November 30, 2001. As each Fund's independent accountant, Ernst & Young LLP will examine and verify the accounts and securities of the Fund and report on them to the Board and to that Fund's shareholders. The Board's selection will be submitted for ratification by the Funds' shareholders at the Meeting.

      The Board expects that a representative of Ernst & Young LLP will be present at the Meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to appropriate questions from the Funds' shareholders.

       THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE TRUST

PROXIES, QUORUM AND VOTING AT THE MEETING

      Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is currently entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the 1940 Act and the Declaration of Trust, the term "Majority Shareholder Vote" of the Trust or a Fund means favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust or the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. A Majority Shareholder Vote of each Fund is required to approve Proposals 2(a) through 2(i). The election of the Trustees requires a plurality vote and the approval of the Amendment to the Declaration requires the favorable vote of the majority of shareholders entitled to vote on the Proposal. The ratification of the Board's selection of Ernst & Young LLP as the Funds' independent accountants requires the favorable vote of a majority of votes cast.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

      In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Trust entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of Trustees and the approval of the Amendment to the Declaration. Holders of one-half of the total number of outstanding shares of each Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on Proposals 2(a) through 2(i).

      For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

      If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE TRUSTEES

At the close of business on the Record Date, Officers and Trustees of the Trust own less than 1% of each Fund's outstanding shares.

 At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Municipal Bond Fund:

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Bond
Fund:

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Large Capitalization Growth Fund:

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Large Capitalization Growth and Income Fund:

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Small Capitalization Equity Fund:

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the International Equity Fund:

OFFICERS OF THE TRUST

       The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birth dates of the executive officers of the Trust, and their principal occupations during the last five years, are set forth below:

------------------------------------------------------------------------------

NAME                        BIRTH DATE                 PRINCIPAL OCCUPATIONS

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Peter J. Germain            September 3, 1959          Senior Vice President
                                                       and Director of
President and Treasurer                                Proprietary Funds
                                                       Services, Federated
                                                       Services Company;
                                                       formerly, Senior
                                                       Corporate Counsel,
                                                       Federated Services
                                                       Company.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Jeffrey W. Sterling         February 5, 1947           Vice President and
                                                       Assistant Treasurer of
Vice President                                         certain funds
and Assistant Treasurer                                distributed by Edgewood

                                                       Services, Inc. or its
                                                       affiliates.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

George Polatas              March 3, 1962              Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                            October 26, 1953
Gail Cagney                                            Corporate Counsel,
                                                       Federated Services
Secretary                                              Company.

------------------------------------------------------------------------------



             OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to FTI Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

---------------------------------------------------------------------------

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

---------------------------------------------------------------------------

                                              By Order of the Board of Trustees,


                                                                     Gail Cagney
                                                                       Secretary

October 11, 2000



                                    FTI FUNDS

                             FTI MUNICIPAL BOND FUND

                                  FTI BOND FUND

                      FTI LARGE CAPITALIZATION GROWTH FUND

                    FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

                      FTI SMALL CAPITALIZATION EQUITY FUND

                          FTI INTERNATIONAL EQUITY FUND

INVESTMENT ADVISER

FIDUCIARY INTERNATIONAL, INC.

Two World Trade Center
New York, New York  10048-0772


DISTRIBUTOR

EDGEWOOD SERVICES, INC.

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

FEDERATED SERVICES COMPANY
P.O. Box 8600
Boston, MA  02116-5072

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of the FTI Funds (the "Funds"), hereby appoint Gail Cagney, Ruta M. Dragunas, George Polatas, Jeffrey W. Sterling, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 21, 2000, at 10:00 a.m. and at any adjournment thereof, at the offices of Fiduciary International, Inc., the Funds' investment adviser, located at Two World Trade Center, 94th floor, New York, New York.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FTI FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                        FOR                     [   ]

     PROPOSAL 1 TO ELECT OF PETER A. ARON, JOSEPH A. CAJIGAL, JAMES C. GOODFELLOW, BURTON J. GREENWALD AND KEVIN J. O'DONNELL AS TRUSTEES OF THE TRUST

                        FOR                     [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE                 [   ]
                        VOTE FOR ALL EXCEPT     [   ]
                     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES:

     2(A)  TO  AMEND  THE  FUNDS'   FUNDAMENTAL   INVESTMENT   POLICY  REGARDING
DIVERSIFICATION

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     2(B) TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICY REGARDING ISSUING SENIOR SECURITIES AND BORROWING MONEY

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     2(C)  TO  AMEND  THE  FUNDS'   FUNDAMENTAL   INVESTMENT   POLICY  REGARDING
INVESTMENTS IN REAL ESTATE

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     2(D)  TO  AMEND  THE  FUNDS'   FUNDAMENTAL   INVESTMENT   POLICY  REGARDING
INVESTMENTS IN COMMODITIES

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     2(E)  TO  AMEND  THE  FUNDS'   FUNDAMENTAL   INVESTMENT   POLICY  REGARDING
UNDERWRITING SECURITIES

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     2(F) TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING BY THE FUNDS

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     2(G)  TO  AMEND  THE  FUNDS'   FUNDAMENTAL   INVESTMENT   POLICY  REGARDING
CONCENTRATION OF THE FUNDS' INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     2(H)  TO  REMOVE  THE  FUNDS'  FUNDAMENTAL  INVESTMENT  POLICY  ON  SELLING
SECURITIES SHORT AND TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUNDS' FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     2(I) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUNDS' FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS.

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     PROPOSAL 3 TO APPROVE AN AMENDMENT TO THE FUNDS' DECLARATION OF TRUST

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     PROPOSAL 4 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR EACH OF THE FUNDS FOR THE FISCAL YEAR ENDING 2001.

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

     YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM